EXHIBIT 21
HUMANA INC.
SUBSIDIARY LIST

ALABAMA
Mid-South Home Health Agency, LLC

ARIZONA
Premier Home Health Agency, LLC

ARKANSAS
Humana Regional Health Plan, Inc.

CALIFORNIA
Asian American Home Care, Inc.
Humana EAP and Work-Life Services of California, Inc.
Humana Health Plan of California, Inc.
Professional Healthcare at Home, LLC

COLORADO
Alpine Home Health Care, LLC

DELAWARE
Access Home Health of Florida, LLC
Amazing Home Health Holdings, LLC
American Homecare Management Corp.
CDO 1, LLC
CDO 2, LLC
CenterWell Care Solutions, Inc.
CenterWell Certified Healthcare Corp.
CenterWell Health Services (Certified), Inc.
CenterWell Health Services (USA) LLC
CenterWell Health Services Holding Corp.
CenterWell Health Services, Inc.
CenterWell Pharmacy, Inc.
CompBenefits Corporation
CompBenefits Direct, Inc.
Conviva Care Solutions, LLC
Conviva Care Solutions II, LLC
Conviva Group Holdings, LLC
Conviva Health Management, LLC
Conviva Health MSO of Texas, Inc.
Conviva Medical Center Management, LLC
Eagle NY Rx, LLC
Eagle Rx Holdco, Inc.
Eagle Rx, Inc.
Echo Primary Care Holdings, LLC
Edge Health MSO, Inc.
Emphesys, Inc.
Enclara Pharmacia, Inc.
FPG Acquisition Corp.
FPG Acquisition Holdings Corp.
FPG Holding Company, LLC
Go365, LLC
Harden Healthcare Holdings, LLC
Harden Home Health, LLC
Health Value Management, Inc.
Healthfield Operating Group, LLC

Healthfield, LLC
HHS Healthcare Corp.
Hospice Pharmacy Solutions, LLC
HP Solutions Holdings, LLC
HUM Provider Holdings, LLC
Humana at Home, Inc.
Humana Digital Health and Analytics Platform Services, Inc.
Humana Direct Contracting Entity, Inc.
Humana Government Business, Inc.
Humana Inc.
Humana Innovation Enterprises, Inc.
Humana WellWorks LLC
HumanaDental, Inc.
Integracare Holdings, Inc.
Integracare Intermediate Holdings, Inc.
KAH Development 10, L.L.C.
KAH Development 12, L.L.C.
KAH Development 14, L.L.C.
KAH Development 4, L.L.C.
Kentucky Homecare Holdings, Inc.
Kentucky Homecare Parent Inc.
Kindred Hospice Missouri, LLC
Kindred Hospice Services, L.L.C.
KND Development 50, L.L.C.
Mid-South Home Health, LLC
North Region Providers, LLC
One Home Medical Equipment NC, LLC
One Home Medical Equipment VA, LLC
One Infusion Pharmacy NC, LLC
One Infusion Pharmacy TX, LLC
One Infusion Pharmacy VA, LLC
PBM Holding Company
PBM Plus Mail Service Pharmacy, LLC
PF Development 10, L.L.C.
PF Development 15, L.L.C.
PF Development 16, L.L.C.
PF Development 21, L.L.C.
PF Development 5, L.L.C.
PF Development 7, L.L.C.
PF Development 9, L.L.C.
Pharaoh JV, LLC
PHH Acquisition Corp.
PHHC Acquisition Corp.
Primary Care Holdings II, LLC
Prime West JV Holdings, LLC
Professional Healthcare, LLC
Regency Home Office, LLC
SHC Holding, Inc.
Transcend Population Health Management II, LLC
Voyager Home Health, Inc.
Voyager Hospicecare, Inc.

DOMINICAN REPUBLIC
Trueshore S.R. I.

FLORIDA
Accredited Home Health of Broward, Inc.
Advanced Oncology Services, Inc.

Amazing Home Health Care, Inc.
Amicus Medical Center LLC
Amicus Medical Group, Inc.
Amicus Medical Services Organization, LLC
Care Hope Holdings, Inc.
Care Hope Home Health Agency, Inc.
Care Partners Home Care, LLC
CarePlus Health Plans, Inc.
CenterWell Accountable Care, LLC
CenterWell Senior Primary Care (FL), Inc.
CompBenefits Company
Complex Clinical Management, Inc.
Conviva Physician Group, LLC
Conviva Specialty, LLC
Elite Health Medical Centers, LLC
Elite Health Primary Care, LLC
Enhanz DCE, LLC
FPG Senior Services, LLC
Homecare Holdings, Inc.
HUM-e-FL, Inc.
Humana At Home 1, Inc.
Humana Dental Company
Humana Health Insurance Company of Florida, Inc.
Humana Medical Plan, Inc.
Med. Tech. Services of South Florida, Inc.
Med-Tech Services of Dade, Inc.
Med-Tech Services of Palm Beach, Inc.
METCARE of Florida, Inc.
Metropolitan Health Networks, Inc.
Naples Health Care Specialists, LLC
Nursing Solutions, LLC
On the Way Home Care, Inc.
One Home Health Holdings, LLC
One Home Medical Equipment, LLC
One Homecare Solutions, LLC
One Homecare Systems, LLC
One Infusion Pharmacy, LLC
One Nursing Care, LLC
One TPA Systems, Inc.
SeniorBridge Family Companies (FL), Inc.
SeniorBridge-Florida, LLC
Senior Home Care, Inc.
South Florida Cardiology Associates, LLC
Trueshore BPO, LLC

GEORGIA
Capital Care Resources of South Carolina, LLC
Capital Care Resources, LLC
Capital Health Management Group, LLC
Chattahoochee Valley Home Care Services, LLC
Chattahoochee Valley Home Health, LLC
CHMG Acquisition LLC
CHMG of Atlanta, LLC
CHMG of Griffin, LLC
Healthfield Home Health, LLC
Healthfield of Southwest Georgia, LLC
Healthfield of Statesboro, LLC
Healthfield of Tennessee, LLC

Humana Employers Health Plan of Georgia, Inc.
Kindred at Home Foundation, Inc.
Mid-South Home Health of Gadsden, LLC
Total Care Home Health of Louisburg, LLC
Total Care Home Health of North Carolina, LLC
Total Care Home Health of South Carolina, LLC

ILLINOIS
CompBenefits Dental, Inc.
Dental Care Plus Management, Corp.
Humana Benefit Plan of Illinois, Inc.
Humana Healthcare Research, Inc.

INDIANA
SeniorBridge Family Companies (IN), Inc.

IOWA
Hawkeye Health Services, Inc.

KENTUCKY
516-526 West Main Street Condominium Council of Co-Owners, Inc.
CHA HMO, Inc.
Humana Active Outlook, Inc.
Humana Health Plan, Inc.
Humana Insurance Company of Kentucky
Humana MarketPOINT, Inc.
Humana Pharmacy Solutions, Inc.
Humana Real Estate Company
Humco, Inc.
The Dental Concern, Inc.

LOUISIANA
Humana Health Benefit Plan of Louisiana, Inc.
Synergy Home Care-Acadiana Region, Inc.
Synergy Home Care-Capitol Region, Inc.
Synergy Home Care-Central Region, Inc.
Synergy Home Care-Northeastern Region, Inc.
Synergy Home Care-Northshore Region, Inc.
Synergy Home Care-Northwestern Region, Inc.
Synergy Home Care-Southeastern Region, Inc.
Synergy, Inc.

MICHIGAN
Humana Medical Plan of Michigan, Inc.
Prime Accountable Care West, LLC
Prime West Management, LLC

MISSISSIPPI
Gilbert's Home Health Agency, Inc.
Home Health Care Affiliates of Central Mississippi, L.L.C.
Home Health Care Affiliates of Mississippi, Inc.
Home Health Care Affiliates, Inc.
Van Winkle Home Health Care, Inc.

MISSOURI
Missouri Home Care of Rolla, Inc.
The American Heartland Hospice Corp.

NEVADA
Nevada Independent Physicians, LLC
Southern Nevada Home Health Care, Inc.

NEW YORK
Alexander Infusion, LLC
CenterWell Services of New York, Inc.
Harris, Rothenberg International Inc.
Humana Health Company of New York, Inc.
Humana Insurance Company of New York
New York Healthcare Services, Inc.
SeniorBridge Family Companies (NY), Inc.
QC-Medi New York, Inc.
Quality Care - USA, Inc.

OHIO
Innovative Financial Group Holdings, LLC
Innovative Financial Partners, LLC
Medicare Planning of America LLC
Rees Financial
The Lead Store LLC
Versa Management LLC

OHIO
Humana Health Plan of Ohio, Inc.
Hummingbird Coaching Systems LLC

PENNSYLVANIA
Humana Medical Plan of Pennsylvania, Inc.

PUERTO RICO
Humana Health Plans of Puerto Rico, Inc.
Humana Insurance of Puerto Rico, Inc.
Humana Management Services of Puerto Rico, Inc.
Humana MarketPOINT of Puerto Rico, Inc.

SOUTH CAROLINA
Humana Benefit Plan of South Carolina, Inc.

TENNESSEE
Cariten Health Plan Inc.
PHP Companies, Inc.
Preferred Health Partnership, Inc.

TEXAS
Aberdeen Holdings, Inc.
Able Home Healthcare, Inc.
BWB Sunbelt Home Health Services, LLC
California Hospice, LLC
CompBenefits Insurance Company
Corpus Christi Home Care, Inc.
DentiCare, Inc.
Emphesys Insurance Company
Focus Care Health Resources, Inc.
GBA Holding, Inc.
GBA West, LLC

Georgia Hospice, LLC
Harden Clinical Services, LLC
Harden HC Texas Holdco, LLC
Harden Healthcare, LLC
Harden Hospice, LLC
Home Health of Rural Texas, Inc.
Horizon Health Care Services, Inc.
Humana At Home (Dallas), Inc.
Humana At Home (Houston), Inc.
Humana At Home (San Antonio), Inc.
Humana At Home (TLC), Inc.
Humana Benefit Plan of Texas, Inc.
Humana Health Plan of Texas, Inc.
Integracare Home Health Services, Inc.
Integracare of Albany, LLC
Integracare of Athens-Home Health, LLC
Integracare of Olney Home Health, LLC
Integracare of Texas, LLC
Integracare of West Texas-Home Health, LLC
Integracare of Wichita Falls, LLC
Lighthouse Hospice - Metroplex, LLC
Lighthouse Hospice Management, LLC
Lighthouse Hospice-San Antonio, LLC
One Home Health Holdings CCTX, LLC
One Home Medical Equipment TX, LLC
Outreach Health Services of North Texas, LLC
ROHC, L.L.C.
Texas Dental Plans, Inc.
Vernon Home Health Care Agency, LLC
Voyager Acquisition, L.P.

UTAH
Home Health Services, Inc.
Humana Medical Plan of Utah, Inc.

VERMONT
Managed Care Indemnity, Inc.

WASHINGTON
Arcadian Health Plan, Inc.

WEST VIRGINIA
First Home Health, Inc.
Nursing Care-Home Health Agency, Inc.

WISCONSIN
CareNetwork, Inc.
GuidantRx, Inc.
Humana Insurance Company
Humana Wisconsin Health Organization Insurance Corporation
HumanaDental Insurance Company
Independent Care Health Plan